Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables               FCARC               Investor
                                       ------------------- -------------------
    Beginning Principal Receivables    $1,348,698,908.78   $4,510,000,000.00
     Current Floating Allocation Pct.        23.02045095%        76.97954905%

    Total Adj. Principal Collections     $819,072,382.46   $2,738,948,197.29

    Principal Default Amounts                $345,306.77       $1,154,693.23
     As a Percentage of Collections           0.04215827%         0.04215827%

    Monthly Principal Amortized                                        $0.00

    Ending Principal Receivables       $1,758,506,866.95   $4,510,000,000.00
     New Floating Allocation Pct.            28.05304204%        71.94695796%

   Interest Collections                FCARC               Investor
                                       ------------------- -------------------
    Total Interest Collections            $11,498,359.77      $38,450,096.03
  -----------------------------------------------------------------------------

   Early Amortization Triggered?                           Yes              No
                                                           ---              --
    1.  Breach of covenants or agreements made in the                       x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                       x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                     x
        FCARC, or Ford
    4.  FCARC is an investment company within the                           x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                     x
        to the PSA
    6.  Available Subordinated Amount has been reduced                      x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                       x
    8.  Average monthly payment rate for past three                         x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                         x
        collection periods
   10.  Interest rate swap is terminated in accordance                      x
        with its terms
   11.  Outstanding principal amount of the certificates                    x
        is not repaid by the expected payment date

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Principal Receivables                                   Trust Total
                                                           -------------------
    Beginning Principal Receivables                        $5,858,698,908.78
     Current Floating Allocation Percentage                     100.00000000%

    Total Adjusted Principal Collections                   $3,558,020,579.75
     Payment Rate                                                      60.73%
     Principal Collections                                 $3,142,309,378.61
     Principal Collection Adjustments                        $410,432,093.07
     Principal Collections for Status Dealer Accounts          $5,279,108.07

    Principal Default Amounts                                  $1,500,000.00
     As a Percentage of Collections                               0.04215827%

    Aggregate New Principal Receivables                    $3,969,328,537.92

    Ending Principal Receivables                           $6,268,506,866.95
     New Floating Allocation Percentage                         100.00000000%

   Interest Collections                                    Trust Total
                                                           -------------------
    Total Interest Collections                                $49,948,455.80
     Interest Collections                                     $49,855,844.19
     Interest Collections for Status Dealer Accounts              $92,611.61
     Recoveries on Receivables Written Off                             $0.00

    Monthly Yield                                                      10.23%

    Used Vehicle Principal Receivables Balance               $108,502,296.29
                                                                         1.73%

   Status Dealer Accounts                                  Trust Total
                                                           -------------------
    Beginning Balance                                         $13,282,295.34
     Principal Collections                                     $5,279,108.07
     Principal Write Offs                                      $1,500,000.00
     Interest Collections                                         $92,611.61
    Ending Balance                                             $6,503,187.27

   Subordination and Participation                         Trust Total
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
     Overconcentration Amount                                          $0.00
     Installment Amount                                                $0.00
     Other Ineligible Amounts                                          $0.00
    Available Subordinated Amount                            $501,111,111.11
    Required Subordinated Amount                             $501,111,111.11

    Required Participation  4.00%                            $180,400,000.00
    Required Participation and Subordinated Amount           $681,511,111.11

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
    Current Participation Amount                           $1,758,506,866.95
     Current Participation Percentage                                 258.03%
    Current Participation Shortfall                                    $0.00

    Available Seller Collections                             $830,570,742.23
    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00
    Available Seller Collections to FCARC                    $830,570,742.23

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1994-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.06863615%

    Total Adjusted Principal collections                     $607,305,586.98
    Principal Default Amounts                                    $256,029.54
    Total Interest Collections                                 $8,525,520.18

   Source and Use of Funds                                 1994-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,525,520.18
     Investment and Net Swap Proceeds                             $14,722.78
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,040,242.96

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 5.5177%
     Days in Interest Period                                              32
    Current Interest Due                                       $4,904,586.67
    Net Trust Swap Receipts not req. to be paid                   $15,697.78
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,888,888.89
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                          $256,029.54
    Current Investor Default Amount Paid                         $256,029.54
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,561,991.20

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1994-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $4,888,888.89
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid              $15,697.78
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1994-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1995-1
                                                           -------------------
    Certificates                                           $1,000,000,000.00
     Current Floating Allocation Percentage                      17.06863615%

    Total Adjusted Principal collections                     $607,305,586.98
    Principal Default Amounts                                    $256,029.54
    Total Interest Collections                                 $8,525,520.18

   Source and Use of Funds                                 1995-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,525,520.18
     Investment and Net Swap Proceeds                             $53,931.65
     Reserve Fund Balance                                      $3,500,000.00
    Total Investor Collections and Reserve Fund               $12,079,451.83

     Certificates Outstanding                              $1,000,000,000.00
     Certificate Rate                                                 6.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                  $527,777.78
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $4,888,888.89
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $833,333.33
    Servicing Fees Paid                                          $833,333.33
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                          $256,029.54
    Current Investor Default Amount Paid                         $256,029.54
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,601,200.07

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1995-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $111,111,111.11
    Required Subordinated Amount                             $111,111,111.11

    Required Participation  4.00%                             $40,000,000.00
    Required Participation and Subordinated Amount           $151,111,111.11

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,500,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,210,069.44
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid           $2,039,930.57
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1995-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-1
                                                           -------------------
    Certificates                                             $800,000,000.00
     Current Floating Allocation Percentage                      13.65490892%

    Total Adjusted Principal collections                     $485,844,469.59
    Principal Default Amounts                                    $204,823.63
    Total Interest Collections                                 $6,820,416.15

   Source and Use of Funds                                 1996-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,820,416.15
     Investment and Net Swap Proceeds                           ($201,828.29)
     Reserve Fund Balance                                      $2,800,000.00
    Total Investor Collections and Reserve Fund                $9,418,587.86

     Certificates Outstanding                                $800,000,000.00
     Certificate Rate                                                 5.5000%
     Days in Interest Period                                              30
    Current Interest Due                                       $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,666,666.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $666,666.67
    Servicing Fees Paid                                          $666,666.67
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                          $204,823.63
    Current Investor Default Amount Paid                         $204,823.63
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,080,430.89

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $88,888,888.89
    Required Subordinated Amount                              $88,888,888.89

    Required Participation  4.00%                             $32,000,000.00
    Required Participation and Subordinated Amount           $120,888,888.89

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,800,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $10,998,611.12
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid               $1,388.89
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1996-2
                                                           -------------------
    Certificates                                             $960,000,000.00
     Current Floating Allocation Percentage                      16.38589071%

    Total Adjusted Principal collections                     $583,013,363.50
    Principal Default Amounts                                    $245,788.36
    Total Interest Collections                                 $8,184,499.38

   Source and Use of Funds                                 1996-2
                                                           -------------------
     Investor Interest Funding Account Balance                 $8,184,499.38
     Investment and Net Swap Proceeds                            $527,240.40
     Reserve Fund Balance                                      $3,360,000.00
    Total Investor Collections and Reserve Fund               $12,071,739.78

     Certificates Outstanding                                $960,000,000.00
     Certificate Rate                                                 5.8175%
     Days in Interest Period                                              32
    Current Interest Due                                       $4,964,266.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                $204,533.34
    Current Interest Paid                                      $5,168,800.01
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $800,000.00
    Servicing Fees Paid                                          $800,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                          $245,788.36
    Current Investor Default Amount Paid                         $245,788.36
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $2,497,151.41

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1996-2
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                            $106,666,666.67
    Required Subordinated Amount                             $106,666,666.67

    Required Participation  4.00%                             $38,400,000.00
    Required Participation and Subordinated Amount           $145,066,666.67

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $3,360,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                          $14,117,133.34
    Interest Payment Date?                                                  Y
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                               $14,117,133.34
    Interest Payment Amount Paid                              $14,117,133.34
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1996-2
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                    $14.70534723
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                          $14.70534723

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Series Allocations                                      1997-1
                                                           -------------------
    Certificates                                             $750,000,000.00
     Current Floating Allocation Percentage                      12.80147711%

    Total Adjusted Principal collections                     $455,479,190.24
    Principal Default Amounts                                    $192,022.16
    Total Interest Collections                                 $6,394,140.14

   Source and Use of Funds                                 1997-1
                                                           -------------------
     Investor Interest Funding Account Balance                 $6,394,140.14
     Investment and Net Swap Proceeds                            ($30,517.91)
     Reserve Fund Balance                                      $2,625,000.00
    Total Investor Collections and Reserve Fund                $8,988,622.23

     Certificates Outstanding                                $750,000,000.00
     Certificate Rate                                                 5.4377%
     Days in Interest Period                                              32
    Current Interest Due                                       $3,625,106.67
    Net Trust Swap Receipts not req. to be paid                        $0.00
    Prior months Swap Receipts payable this month                      $0.00
    Current Interest Paid                                      $3,625,106.67
    Current Interest Shortfall                                         $0.00

    Additional Interest Due                                            $0.00
    Additional Interest Paid                                           $0.00
    Additional Interest Shortfall                                      $0.00

    Deferred Interest Due                                              $0.00
    Deferred Interest Paid                                             $0.00
    Deferred Interest Shortfall                                        $0.00

    Servicing Fees Due FMCC  1.00%                               $625,000.00
    Servicing Fees Paid                                          $625,000.00
    Servicing Fees Shortfall                                           $0.00

    Deferred Servicing Fees Due FMCC                                   $0.00
    Deferred Servicing Fees Paid                                       $0.00
    Deferred Servicing Fees Shortfall                                  $0.00

     Reserve Fund Required Amount                              $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                 $0.00

    Current Investor Default Amount Due                          $192,022.16
    Current Investor Default Amount Paid                         $192,022.16
    Current Investor Default Amount Shortfall                          $0.00

    Deferred Investor Default Amount Due                               $0.00
    Deferred Investor Default Amount Paid                              $0.00
    Deferred Investor Default Amount Shortfall                         $0.00

    Asset Composition Premium                                          $0.00
    Excess Servicing (Deficiency) Amount                       $1,921,493.40

                        Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates    11/06/98 09:00 am
  Investor Reporting System  v2.7     Monthly Statement         10/98 Activity
  ----------------------------------------------------------------------------
   Subordination and Participation                         1997-1
                                                           -------------------
    Incremental Subordinated Amount                                    $0.00
    Available Subordinated Amount                             $83,333,333.33
    Required Subordinated Amount                              $83,333,333.33

    Required Participation  4.00%                             $30,000,000.00
    Required Participation and Subordinated Amount           $113,333,333.33

    Subordinated Draw Amount                                           $0.00
    Reserve Fund Deposit                                               $0.00

    Reserve Fund Balance                                       $2,625,000.00

    Controlled Distribution Amount                                     $0.00
    Principal Funding Account Balance                                  $0.00
    Excess Funding Account Balance                                     $0.00
    Principal Payment Amont                                            $0.00
    Pool Factor                                               1.000000000000

    Interest Funding Account Balance                           $3,625,106.67
    Interest Payment Date?                                                  N
    Cum. Net Trust Swap Receipts not req. to be paid                   $0.00
    Interest Payment Amount Due                                        $0.00
    Interest Payment Amount Paid                                       $0.00
    Interest Payment Amount Shortfall                                  $0.00

   Distributions to Holders of Certificates                1997-1
   (per $1,000 denomination certificate)                   -------------------
    Total Amount Distributed                                     $0.00000000
    Total Amount Allocable to Principal                          $0.00000000
    Total Amount Allocable to Interest                           $0.00000000